
                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                         NATIONSCREDIT GRANTOR TRUST 1997-2

               Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
            NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
                 (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
              Servicer is required to prepare certain information each month regarding distribution to
                  Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                Aug-2002
Collection Period                                                                                       1-Aug-2002
Determination Date                                                                                     11-Sep-2002
Deposit Date                                                                                           13-Sep-2002
Distribution Date                                                                                      16-Sep-2002



MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  20,221,792.71
            Marine Certificate Factor                                                                   16.7393792%
            Marine Ending Certificate Balance (per $1,000 certificate)                                      167.39
            Liquidation Proceeds                                                                         25,833.17
            Purchase Amounts                                                                                  0.00



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                          0.92
            Carry-Over Monthly Interest Payment                                                               0.00
                                                                                                     --------------

            TOTAL MARINE INTEREST PAYMENT                                                                     0.92
                                                                                                     ==============

            Marine Principal Payments:
            Monthly Marine Principal Payment                                                                  6.08
            Carry-Over Monthly Marine Principal Payment                                                       0.00
                                                                                                     --------------

            TOTAL MARINE PRINCIPAL PAYMENT                                                                    6.08
                                                                                                     ==============

            Marine Servicing Fee:
            Marine Servicing Fee                                                                              0.11
            Carry-Over Monthly Marine Servicing Fee                                                           0.00
                                                                                                     --------------

            TOTAL MARINE SERVICING FEE                                                                        0.11
                                                                                                     ==============





                                      STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997-2

             Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
         NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America
              (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
           Servicer is required to prepare certain information each month regarding distribution to
                 RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                            Aug-2002
Collection Period                                                                                    8/1/2002
Determination Date                                                                                  9/11/2002
Deposit Date                                                                                        9/13/2002
Distribution Date                                                                                   9/16/2002



RV POOL BALANCE
            RV Pool Balance on the close of the last day of the Collection Period (Record Date)  7,261,665.33
            RV Certificate Factor                                                                  15.0076158%
            RV Ending Certificate Balance (per $1,000 certificate)                                     150.08
            Liquidation Proceeds                                                                     8,916.82
            Purchase Amounts                                                                             0.00



AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                     0.81
            Carry-Over Monthly Interest Payment                                                          0.00
                                                                                                 -------------

            TOTAL RV INTEREST PAYMENT                                                                    0.81
                                                                                                 =============

            RV Principal Payments:
            Monthly RV Principal Payment                                                                 5.47
            Carry-Over Monthly RV Principal Payment                                                      0.00
                                                                                                 -------------

            TOTAL RV PRINCIPAL PAYMENT                                                                   5.47
                                                                                                 =============

            RV Servicing Fee:
            RV Servicing Fee                                                                             0.10
            Carry-Over Monthly RV Servicing Fee                                                          0.00
                                                                                                 -------------

            TOTAL RV SERVICING FEE                                                                       0.10
                                                                                                 =============





                                            MONTHLY MARINE SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                     (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                  Servicer is required to prepare certain information each month regarding distribution to
                      Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Aug-2002
Collection Period                                                                                               1-Aug-2002
Determination Date                                                                                             11-Sep-2002
Deposit Date                                                                                                   13-Sep-2002
Distribution Date                                                                                              16-Sep-2002



MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period         20,956,785.57
                 Marine Principal Collections                                                                   707,923.36
                 Purchase Amounts with respect to RV Receivables allocable to Principal                               0.00
                 Defaulted Marine Receivables                                                                    27,069.50
                 Marine Pool Balance on the close of the last day of the Collection Period                   20,221,792.71

                 Original RV Pool Balance                                                                   120,803,719.92

                 Marine Pool Factor                                                                             16.7393792%

                 Preference Amounts with respect to Marine Receivables                                                   -

                 Marine Pass-Through Rate                                                                           6.3500%
                 Marine Servicing Fee Rate                                                                          0.7500%



MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest                                                       192,229.13
                 Purchase Amounts with respect to Marine Receivables allocable to interest                            0.00
                 Liquidation Proceeds with respect to Marine Receivables                                         25,833.17
                 Marine Collections allocable to principal                                                      707,923.36
                 Purchase Amounts with respect to Marine Receivables allocable to principal                           0.00
                 Other Marine Available Funds                                                                         0.00
                                                                                                            ---------------

                 TOTAL MARINE AVAILABLE FUNDS                                                                   925,985.66
                                                                                                            ===============



MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment                                                                110,896.32
                 Carry-Over Monthly Marine Interest                                                                   0.00
                                                                                                            ---------------

                 TOTAL                                                                                          110,896.32
                                                                                                            ===============



MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment                                                               734,992.86
                 Carry-Over Monthly Marine Principal                                                                  0.00
                                                                                                            ---------------

                 TOTAL                                                                                          734,992.86
                                                                                                            ===============



MARINE SERVCING FEE
                 Servcing Marine Fee                                                                             13,097.99
                 Carry-Over Monthly Marine Servcing Fee                                                               0.00
                                                                                                            ---------------

                 TOTAL                                                                                           13,097.99
                                                                                                            ===============



MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates             0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts                                           0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts                 0.00
                                                                                                            ---------------

                 TOTAL OWED TO REIMBURSE MARINE CROSS COLLATERAL WITHDRAWAL ACCOUNT                                   0.00
                                                                                                            ===============



DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                        925,985.66
                  Marine Reserve Account Withdrawal Deposit                                                           0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amount                                           0.00
                  Surety Bond Drawing Deposit                                                                         0.00
                                                                                                            ---------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                               925,985.66
                                                                                                            ===============



DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
                  Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest                    110,896.32
                  Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal                  734,992.86
                  Marine Servicing Fee and any Carry-Over Marine Servicing Fee                                   13,097.99
                  Distributions to the Surety Bond Provider                                                       2,095.68
                  Shortfall in RV Certificate Account                                                                 0.00
                  Distributions to shortfall in RV Certificate Account                                                0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distribution to the RV Reserve Account                                                              0.00
                  Distributions to the Depositor                                                                 64,902.81

                  Carry-Over Monthly Marine Interest to the next Distribution Date                                    0.00
                  Carry-Over Monthly Marine Principal to the next Distributions Date                                  0.00
                  Carry-Over Monthly Marine Servicing Fee to the next Distribution Date                               0.00



MARINE RESERVE ACCOUNT

                  Marine Reserve Account Balance as of the end of the preceding Collection Period               966,429.76
                  Earnings from investments on the Marine Reserve Account                                         1,319.44
                  Marine Reserve Account Withdrawals                                                                  0.00
                  Marine Reserve Account Cross Collateral Withdrawal Amounts                                          0.00
                  Deposits to the Marine Reserve Account                                                              0.00
                  Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts                         0.00
                  Deposits to Marine Reserve Account from RV Available Funds                                          0.00
                                                                                                            ---------------

                  MARINE RESERVE ACCOUNT BALANCE                                                                967,749.20
                                                                                                            ===============

                  Distributions of any excess amounts on deposit in the Marine Reserve Account                    1,319.44

                  ENDING MARINE RESERVE ACCOUNT BALANCE                                                         966,429.76
                                                                                                            ===============

                  Marine Reserve Account Balance as a % of the Marine Pool Balance                                  4.7791%
                  Specified Marine Reserve Account Requirement                                                  966,429.76
                  Amount needed to fully fund Marine Reserve Account                                                  0.00



SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                  0.00
                 Preference Amounts                                                                                   0.00
                 Surety Drawing Amount                                                                                0.00
                 Surety Bond Fee                                                                                  2,095.68
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection             0.00
                 Amounts due to Surety Bond Provider                                                              2,095.68
                 Distributions made to the Surety Bond Provider                                                   2,095.68
                 Remaining Amounts Owed to the Surety Bond Provider                                                   0.00



NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                                1,236.33
                 Average Net Credit Loss Ratio - Annualized                                                           1.24%



DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                             77.00
                  60 to 89 days past due                                                                             31.00
                  90 or more days past due                                                                           18.00
                                                                                                            ---------------

                  TOTAL                                                                                             126.00
                                                                                                            ===============

                  Principal Balance
                  30 to 59 days past due                                                                        767,596.49
                  60 to 89 days past due                                                                        248,703.27
                  90 or more days past due                                                                       87,475.36
                                                                                                            ---------------

                  TOTAL                                                                                       1,103,775.12
                                                                                                            ===============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                 1.6625%
                  For the preceding Collection Period                                                               0.8799%
                  For the second preceding Collection Period                                                        1.0718%
                  For the third preceding Collection Period                                                         1.0535%
                  Average 3 month 60 Day + Delinquency Ratio                                                        1.2047%
                  Average 4 month 60 Day + Delinquency Ratio                                                        1.1669%



REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 183,064.64
                  Number of Contracts where Repossession Occurred in the Current Month                                8.00



WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                          11.0124%
                  Weighted Average Original Term (months)                                                           128.71
                  Weighted Average Remaining Term (months)                                                           72.37
                  Number of Outstanding Accounts-End of Period                                                    2,717.00



CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                       925,985.66
                Servicing Fee                                                                                    13,097.99
                Marine Interest allocable to the Seller's Certificate                                                 0.66
                Marine Principal amount allocable to the Seller's Certificate                                         4.38
                Wire Funds to the Surety Bond Provider                                                            2,095.68
                                                                                                            ---------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                  910,786.95
                                                                                                            ===============

                Reserve Account deposit to Certificate Account                                                        0.00
                RV Reserve Account Cross Collateral Amount                                                            0.00
                Surety Bond deposit to Certificate Account                                                            0.00
                                                                                                            ---------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                        910,786.95
                                                                                                            ===============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  110,895.66
                                                                                                            ---------------

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                 734,988.48
                                                                                                            ===============

                Deposit Funds into the Marine Reserve Account                                                         0.00
                Deposit Funds into the RV Reserve Account                                                             0.00
                Wire Funds to NationsCredit                                                                      64,902.81





                                             MONTHLY RV SERVICERS CERTIFICATE
                                           NATIONSCREDIT GRANTOR TRUST 1997 - 2

                   Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among
              NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America
                    (as"Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the
                 Servicer is required to prepare certain information each month regarding distribution to
                       RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.


Month                                                                                                       Aug-2002
Collection Period                                                                                              1-Aug-2002
Determination Date                                                                                            11-Sep-2002
Deposit Date                                                                                                  13-Sep-2002
Distribution Date                                                                                             16-Sep-2002



RV POOL BALANCE
                 RV Pool Balance on the close of the last day of the preceding Collection Period             7,526,314.49
                 RV Principal Collections                                                                      263,617.48
                 Purchase Amounts with respect to RV Receivables allocable to Principal                              0.00
                 Defaulted RV Receivables                                                                        1,031.68
                 RV Pool Balance on the close of the last day of the Collection Period                       7,261,665.33

                 Original RV Pool Balance                                                                   48,386,535.24

                 RV Pool Factor                                                                                15.0076158%

                 Preference Amounts with respect to RV Receivables                                                      -

                 RV Pass-Through Rate                                                                              6.2500%
                 RV Servicing Fee Rate                                                                             0.7500%



RV AVAILABLE FUNDS
                 RV Collections allocable to interest                                                           67,391.48
                 Purchase Amounts with respect to RV Receivables allocable to interest                               0.00
                 Liquidation Proceeds with respect to RV Receivables                                             8,916.82
                 RV Collections allocable to principal                                                         263,617.48
                 Purchase Amounts with respect to RV Receivables allocable to principal                              0.00
                 Other RV Available Funds                                                                            0.00
                                                                                                            --------------

                 TOTAL RV AVAILABLE FUNDS                                                                      339,925.78
                                                                                                            ==============



RV INTEREST PAYMENT
                 Monthly RV Interest Payment                                                                    39,199.55
                 Carry-Over Monthly RV Interest                                                                      0.00
                                                                                                            --------------

                 TOTAL                                                                                          39,199.55
                                                                                                            ==============



RV PRINCIPAL PAYMENT
                 Monthly RV Principal Payment                                                                  264,649.16
                 Carry-Over Monthly RV Principal                                                                     0.00
                                                                                                            --------------

                 TOTAL                                                                                         264,649.16
                                                                                                            ==============



RV SERVICING FEE
                 Servicing RV Fee                                                                                4,703.95
                 Carry-Over Monthly RV Servicing Fee                                                                 0.00
                                                                                                            --------------

                 TOTAL                                                                                           4,703.95
                                                                                                            ==============



RV RESERVE ACCOUNT CROSS SUPPORT
                 RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates                0.00
                 RV Reserve Account Cross Collateral Withdrawal Amounts                                              0.00
                 Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts                    0.00
                                                                                                            --------------

                 TOTAL OWED TO REIMBURSE RV CROSS COLLATERAL WITHDRAWAL ACCOUNT                                      0.00
                                                                                                            ==============



DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds                                                                       339,925.78
                  Marine Reserve Account Withdrawal Deposit                                                          0.00
                  RV Reserve Account Cross Collateral Withdrawal Amount                                              0.00
                  Surety Bond Drawing Deposit                                                                        0.00
                                                                                                            --------------

                  TOTAL DEPOSIT TO THE MARINE CERTIFICATE ACCOUNT                                              339,925.78
                                                                                                            ==============



DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest                            39,199.55
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal                         264,649.16
                  RV Servicing Fee and any Carry-Over RV Servicing Fee                                           4,703.95
                  Distributions to the Surety Bond Provider                                                        752.63
                  Shortfall in Marine Certificate Account                                                            0.00
                  Distributions to shortfall in Marine Certificate Account                                           0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts               0.00
                  Distribution to the RV Reserve Account                                                             0.00
                  Distribution to the Marine Reserve Account                                                         0.00
                  Distributions to the Depositor                                                                30,620.49

                  Carry-Over Monthly RV Interest to the next Distribution Date                                       0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date                                     0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date                                  0.00



RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period                  725,798.03
                  Earnings from investments on the RV Reserve Account                                              988.45
                  RV Reserve Account Withdrawals                                                                     0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts                                             0.00
                  Deposits to the RV Reserve Account                                                                 0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts                            0.00
                  Deposits to RV Reserve Account from RV Available Funds                                             0.00
                                                                                                            --------------

                  RV RESERVE ACCOUNT BALANCE                                                                   726,786.48
                                                                                                            ==============

                  Distributions of any excess amounts on deposit in the RV Reserve Account                         988.45

                  ENDING RV RESERVE ACCOUNT BALANCE                                                            725,798.03
                                                                                                            ==============

                  RV Reserve Account Balance as a % of the RV Pool Balance                                         9.9949%
                  Specified RV Reserve Account Requirement                                                     725,798.03
                  Amount needed to fully fund RV Reserve Account                                                     0.00



SURETY BOND
                 Outstanding Reimbursement Obligations at the end of the preceding Collection Period                 0.00
                 Preference Amounts                                                                                  0.00
                 Surety Drawing Amount                                                                               0.00
                 Surety Bond Fee                                                                                   752.63
                 Interest on Outstanding Reimbursement Obligations at the end of the preceding collection            0.00
                 Amounts due to Surety Bond Provider                                                               752.63
                 Distributions made to the Surety Bond Provider                                                    752.63
                 Remaining Amounts Owed to the Surety Bond Provider                                                  0.00


NET CREDIT LOSS RATIO
                 Net Credit Losses                                                                              -7,885.14
                 Average Net Credit Loss Ratio - Annualized                                                          0.79%



DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due                                                                            18.00
                  60 to 89 days past due                                                                             6.00
                  90 or more days past due                                                                           8.00
                                                                                                            --------------

                  TOTAL                                                                                             32.00
                                                                                                            ==============

                  Principal Balance
                  30 to 59 days past due                                                                       166,529.10
                  60 to 89 days past due                                                                        68,134.09
                  90 or more days past due                                                                     122,280.03
                                                                                                            --------------

                  TOTAL                                                                                        356,943.22
                                                                                                            ==============

                  Delinquency Ratio - 60+ Day Delinquent Accounts
                  For the current Collection Period                                                                2.6222%
                  For the preceding Collection Period                                                              2.0895%
                  For the second preceding Collection Period                                                       0.7623%
                  For the third preceding Collection Period                                                        1.0878%
                  Average 3 month 60 Day + Delinquency Ratio                                                       1.8247%
                  Average 4 month 60 Day + Delinquency Ratio                                                       1.6404%



REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month                 24,303.34
                  Number of Contracts where Repossession Occurred in the Current Month                               2.00



WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
                  Weighted Average Coupon                                                                         10.9920%
                  Weighted Average Original Term (months)                                                          140.99
                  Weighted Average Remaining Term (months)                                                          63.80
                  Number of Outstanding Accounts-End of Period                                                     921.00



CASH SETTLEMENT FOR THE TRUSTEE
                Available Funds in the Collection Account                                                      339,925.78
                Servicing Fee                                                                                    4,703.95
                Marine Interest allocable to the Seller's Certificate                                                0.00
                Marine Principal amount allocable to the Seller's Certificate                                        0.00
               Wire Funds to the Surety Bond Provider                                                              752.63
                                                                                                            --------------

                NET DEPOSIT FROM COLLECTION ACCOUNT TO THE CERTIFICATE ACCOUNT                                 334,469.20
                                                                                                            ==============

                Reserve Account deposit to Certificate Account                                                       0.00
                RV Reserve Account Cross Collateral Amount                                                           0.00
                Surety Bond deposit to Certificate Account                                                           0.00
                                                                                                            --------------

                TOTAL DEPOSIT TO THE CERTIFICATE ACCOUNT                                                       334,469.20
                                                                                                            ==============

                Wire Funds to the Marine Certificateholders - Interest Amounts                                  39,199.55

                WIRE FUNDS TO THE MARINE CERTIFICATEHOLDERS - PRINCIPAL AMOUNTS                                264,649.16
                                                                                                            ==============

                Deposit Funds into the Marine Reserve Account                                                        0.00
                Deposit Funds into the RV Reserve Account                                                            0.00
                Wire Funds to NationsCredit                                                                     30,620.49

Approved by:   /s/ JOYCE MCLEOD
----------------------------------------------------------------------------------------------------------
                                     Joyce McLeod
                                     Vice President




                                         [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]
                                         ----------------------------------------

SEPTEMBER  15,  2002

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  2

Ladies  and  Gentlemen:

On  behalf  of  NationsCredit  Grantor  Trust  1997  -  2  (the  "Trust")  filed  herewith  via
EDGAR  is  the  Trust's  Current  Report  on  Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned at  (704)  387-3780.

Very  truly  yours,

/s/  JOYCE  MCLEOD
------------------
Joyce  McLeod
     Vice  President